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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2003



                               FASTNET CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



  PENNSYLVANIA                     000-29255                      23-2767197
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA      18017
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             (Address of principal executive offices)                 (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700



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          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this current report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On May 16, 2003, FASTNET Corporation issued a press release announcing certain financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     FASTNET CORPORATION



                                                     By: /s/ Ward G. Schultz
                                                         -----------------------
                                                         Ward G. Schultz
                                                         Chief Financial Officer


Dated:  May 16, 2003




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